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                                 UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report  (Date of earliest event reported)  March 22, 1995


                         Commission File Number  1-6563



                               SAFECO  CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


               WASHINGTON                                91-0742146
               ----------                           -----------
          (State of Incorporation)      (I.R.S. Employer Identification No.)


                    SAFECO PLAZA, SEATTLE, WASHINGTON  98185
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's Telephone Number, Including Area Code (206) 545-5000

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     c.   EXHIBITS.

          1.2 Underwriting Agreement, dated March 22, 1995, among the Registrant and Goldman, Sachs & Co. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, related to the Registrant's 7 7/8% Notes due April 1, 2005. (the "Notes").

          4.1  Indenture, dated as of March 1, 1995, among SAFECO
               Corporation, SAFECO Credit Company, Inc. and The Chase Manhattan Bank, N.A., as Trustee.

          4.2  Form of certificate for the Notes.

          4.3 Officers' Certificate (without exhibits), dated March 29, 1995 establishing the terms of the Notes.

          5 Opinion of Foster Pepper & Shefelman regarding the legality of the Notes.

          23.2 Consent of Foster Pepper & Shefelman (included in Exhibit 5 hereto).

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SAFECO  CORPORATION
                                        -------------------
                                        (Registrant)



                                        BOH A. DICKEY
                                        ----------------
                                        Boh A. Dickey
                                        Executive Vice President and
Dated:  March 29, 1995                  Chief Financial Officer


                                        ROD A. PIERSON
                                        ------------------
                                        Rod  A.  Pierson
                                        Senior Vice President,
Dated:  March 29, 1995                  Secretary and Controller